                   Acorn Twenty
                   Acorn Foreign Forty






                   Prospectus
                   October 15, 1998




                   Managed by Wanger Asset Management, L.P.

     Acorn Twenty invests for long-term capital growth. The Fund invests primarily in the stocks of U.S. companies with market capitalizations of $1 billion to $10 billion. Acorn Twenty ordinarily focuses its investments in 20 to 25 U.S. companies.

     Acorn Foreign Forty invests for long-term capital growth. The Fund invests primarily in the stocks of foreign companies with market capitalizations of $1 billion to $10 billion. The Fund ordinarily has investments in 40 to 60 companies in developed markets.

     Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and the services available to shareholders.

     A Statement of Additional Information (SAI) dated the date of this prospectus, and any supplement to the SAI, has been filed with the Securities and Exchange Commission (SEC), and is incorporated herein by reference (is legally considered a part of this prospectus). The SAI is available free upon request by calling Acorn at 1-800-9-ACORN-9 (1-800-922-6769). You may also obtain the SAI, as well as other information that has been electronically filed, from the SEC's web site (www.sec.gov).

     Acorn Twenty and Acorn Foreign Forty are series of Acorn Investment Trust.

 . LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
  BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The Acorn Family of Funds
100% No-Load Funds
 . Acorn Twenty
 . Acorn Foreign Forty

Acorn Investment Trust
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606

Prospectus and Application
October 15, 1998

CONTENTS
================================================================================
The Funds at a Glance                                                          2
     .Goal and Strategy
     .Management and Organization
     .Who May Want to Invest                                                   3
     .Risks
     .Buying and Selling Shares

Expenses and Performance                                                       4
     .Expenses
     .Performance                                                              5

Your Account                                                                   6
     .Doing Business with Acorn
     .Choices for Your Account Registration
     .How to Buy Shares                                                        8
     .How to Sell Shares                                                       9
     .Selling Shares by Telephone
     .Selling Shares in Writing                                               10
     .Signature Guarantee
     .Redemption Price

Shareholder and Account Policies                                              11
     .Statements and Reports
     .Share Price
     .Purchases                                                               12
     .Transactions with Dealers
     .Redemptions                                                             13
     .Address Changes
     .Telephone Transactions
     .Telephone Exchange Plan and Money Market Funds                          14
     .Exchange Plan Restrictions                                              15

Dividends, Capital Gains, and Taxes                                           16
     .Distribution Options
     .Taxes
     .Foreign Income Taxes                                                    17

The Funds in Detail                                                           18
     .Organization
     .Management
     .Transfer Agent and Custodian                                            20
     .Distributor
     .Expenses

How the Funds Invest                                                          21
     .Acorn Twenty
     .Acorn Foreign Forty
     .General Information                                                     22

Securities, Investment Practices, and Risks                                   23
     .Common Stocks
     .Diversification
     .Foreign Securities                                                      24
     .Managing Investment Exposure                                            25
     .Debt Securities                                                         26
     .Illiquid and Restricted Securities                                      27
     .Other Investment Companies
     .Lending and Repurchase Agreements                                       28
     .When-Issued and Delayed Delivery Securities

Quick Reference Guide                                                         29
     .Account Forms
     .How to Buy Shares                                                       30
     .How to Sell Shares                                                      32
     .How to Contact Us                                                       34

Acorn Twenty and Acorn Foreign Forty At a Glance
================================================================================

Goal and Strategy
--------------------------------------------------------------------------------

     Acorn Twenty invests for long-term capital growth. The Fund invests primarily in the stocks of U.S. companies with market capitalizations of $1 billion to $10 billion. Acorn Twenty is a non-diversified fund that ordinarily focuses its investments in 20 to 25 U.S. companies.

     Under normal market conditions, Acorn Twenty invests most of its assets in common stocks, and securities exchangeable or convertible into common stocks of U.S. companies, but may also invest in other types of securities.

     Acorn Foreign Forty invests for long-term capital growth. The Fund invests primarily in the stocks of foreign companies with market capitalizations of $1 billion to $10 billion. The Fund is a non-diversified fund that ordinarily has investments in 40 to 60 companies and invests in developed markets.

     Under normal market conditions, Acorn Foreign Forty invests most of its total assets in equity securities, including common and preferred stocks, warrants or other similar rights, and convertible securities. The Fund invests in the common stocks of foreign companies in at least three developed countries, but may also invest in other types of securities, including debt securities.

Management and Organization

     The Funds are series of Acorn Investment Trust ("Acorn" or the "Trust"). Wanger Asset Management, L.P. (WAM), the Funds' investment adviser, employs a team approach to management of the Funds. The management team consists of the Funds' portfolio managers, other WAM portfolio managers, and research analysts. Each team member has one or more areas of expertise, and shares responsibility for providing ideas, information, and knowledge in managing the Funds. Daily decisions on portfolio selection rest with the lead portfolio managers or co-managers who utilize the input and advice of the management team in making purchase and sale determinations. Ralph Wanger is the chief investment officer of WAM, and lead strategist for all of the Acorn funds.

     Acorn Twenty. John H. Park and Mark H. Yost are the co-portfolio managers of Acorn Twenty. Mr. Park is a vice president of the Trust and a principal of WAM. He has been a member of WAM's investment management team since July 1993. Mr. Yost is a vice president of the Trust and has been a member of WAM's investment management team since October 1995.

     Acorn Foreign Forty. Marcel P. Houtzager is the lead portfolio manager of Acorn Foreign Forty. Mr. Houtzager is a vice president of the Trust and a principal of WAM. He has been a member of WAM's investment management team since 1992.

Who May Want to Invest

     The Funds are suitable for investors who are willing to hold their shares through market fluctuations and the accompanying changes in share values. The Funds are not appropriate investments for those seeking short-term price appreciation or for "market-timers."

Risks

     Over time, stocks have shown greater growth potential than other types of securities. In the short term, however, stock prices may fluctuate widely in response to company, market, or economic news. Because they are non-diversified, the Funds have the ability to take larger positions in a smaller number of issuers. While WAM believes that a strategy of investing in a limited number of securities has the potential for higher total returns than a strategy of investing in a larger number of securities, this may increase the volatility of the Funds' investment performance. Also, if the securities in which a Fund invests perform poorly, the Fund could incur greater losses than it might have had if it invested in a larger number of securities.

     The value of the Funds' investments and the returns it generates vary from day to day. Performance depends on WAM's skills in identifying the trends that are the basis for the Funds' stock selections, and in picking individual stocks, as well as general market and economic conditions. When you sell your shares, they may be worth more or less than you paid for them. The Funds are not, alone or together, a balanced investment plan and there can be no assurance that the Funds will achieve their investment objectives.

Buying and Selling Shares

     The minimum initial investment in a Fund is $1,000 (lower for some IRAs). You may buy shares directly from the Funds without payment of any sales charges. There are no "12b-1" fees or redemption fees. To invest you must be a U.S. resident with a social security or tax identification number.

     See "Your Account" for how to buy and sell shares.

Expenses and Performance

Expenses

     Transaction Expenses. Shareholder transaction expenses are charges you pay when you buy or sell shares of the Funds:

     Transaction Expenses

     Maximum sales charge on purchases and
       reinvested dividends                           None
     Deferred sales charge on redemptions             None
     Redemption fee                                   None
     Exchange fee                                     None
     Wire transaction fee                             None

     Annual fund operating expenses. Each Fund pays its own operating expenses, including the management fee to WAM. Expenses are factored into each Fund's share price daily, and are not charged directly to shareholder accounts.

     The Funds expect to incur the following expenses, expressed as a percentage of the Fund's average net assets:

                                                         Acorn Twenty   Acorn Foreign Forty
                                                         ------------   -------------------
     Management Fee....................................     0.90%              0.95%
     12b-1 fee.........................................     None               None
     Other expenses
       Administration fee..............................     0.05               0.05
       Other operating expenses (after reimbursement)..     0.40               0.45
                                                            ----               ----
     Total operating expenses (after reimbursement)....     1.35%              1.45%

     The purpose of the expense table is to help you understand the costs and expenses of investing in the Funds. WAM has agreed to reimburse Acorn Twenty for any ordinary operating expenses exceeding 1.35% of its average net assets, and Acorn Foreign Forty for any ordinary operating expenses exceeding 1.45% of its average net assets, over each fiscal year. Absent reimbursement, "Other operating expenses" would be estimated to be 3.65% for Acorn Twenty, and 3.98% for Acorn Foreign Forty. "Total operating expenses" absent reimbursement would be estimated to be 4.60% for Acorn Twenty and 4.98% for Acorn Foreign Forty. The estimate of "Other operating expenses" is based on the estimated expenses the Funds expect to incur during their initial partial fiscal year ending December 31, 1998.

     .Example: Let's say, hypothetically, that a Fund's annual return is 5% and that its operating expenses are exactly as shown on the previous page. For every $1,000 you invested, here's how much you would have paid in total expenses if you closed your Fund account after the number of years indicated:

                                              Acorn Twenty   Acorn Foreign Forty
                                              ------------   -------------------
After 1 year                                       $14              $15
After 3 years                                      $43              $46

     The purpose of the example is to illustrate the effect of expenses, but is not meant to suggest actual or expected costs or returns, all of which may vary. Because the Funds are new, the above amounts are estimates.

Performance
--------------------------------------------------------------------------------

     Mutual fund performance is commonly measured as total return. Total return is the change in value of an investment in a fund over a given period, assuming reinvestment of all dividends and capital gains. Total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

     Total returns are based on past results and are not a prediction of future performance. They do not include the effect of income taxes.

     The Funds sometimes show their performance compared to stock indexes (described in the SAI), or give their ratings or rankings determined by unrelated organizations.

Your Account

Doing Business with Acorn

     Acorn provides investors with service Monday through Friday, except holidays, from 8:00 a.m. to 4:30 p.m. Central time.

     To reach Acorn, call:

     .For fund information, prices, or literature--1-800-9-ACORN-9 (1-800-922-6769) (from outside the U.S. 1-312-634-9240).

     .To add to your existing account, redeem shares, or exchange shares by telephone--call our transfer agent at 1-800-962-1585 (outside the U.S. 1-617-328-5000 ext. 6457). See "Shareholder and Account Policies" for more information.

     .For help in setting up your account or for IRA assistance--call our transfer agent at 1-800-962-1585 (outside the U.S. 1-617-328-5000 ext.
     6457).

     .For 24-hour account balances, 7 days a week--1-800-962-1585.

Choices for Your Account Registration

     Acorn will register your account in any of the ways described below.

     Individual or Joint Ownership
          For your general investment needs

     Individual accounts are owned by one person. Joint accounts can have two or more owners.

     Accounts for Minors
          To invest for a minor's education or other future needs

     .Gift or Transfer to Minor (UGMA/UTMA) custodial accounts provide a way to give money to a minor. The Account Application must include the minor's social security number.

     .Education IRAs may be established on behalf of a beneficiary under age 18 to save for his or her education. Distributions from an Education IRA are tax-free as long as the proceeds are used to pay for "qualified higher education expenses." Single taxpayers with income up to $95,000 per year, and married couples with income up to $150,000 per year, are allowed to contribute up to $500 per year per beneficiary. The $500 annual maximum contribution is subject to reduction if the contributor's income exceeds those amounts. Education IRAs are not available during the subscription period (October 20--November
          20).

     Transfer on Death (TOD)
          To designate a beneficiary for your non-retirement account

     TOD registration enables you to designate an individual or entity to receive the proceeds of your fund account upon your death. TOD registration differs from a joint account--with TOD registration, the account owner retains full control over the disposition of shares held in the account during his or her lifetime, and may change or remove the beneficiary at any time without the consent of the beneficiary. TOD registration may not be available to residents of certain states. Call 1-800-962-1585 for more information.

     Trust or Established Employee Benefit or Profit-Sharing Plan
          For money being invested by a trust, employee benefit plan, or profit-sharing plan

     The trust or plan must be established before an account can be opened.

     Corporation or Other Entity
          For investment needs of corporations, associations, partnerships, institutions, or other groups

     You will need to send a certified corporate resolution with your Account Application.

     Retirement Plans
          To shelter your retirement savings from taxes

     Retirement plans allow individuals to shelter investment income and capital gains from current taxes. Contributions to these accounts may be tax-deductible. IRAs require a special application (call 1-800-962-1585).

     . Traditional IRAs allow anyone of legal age and under 70 1/2 with earned income to save up to $2,000 per tax year. If your spouse has less than $2,000 in earned income, he or she may still contribute up to $2,000 to an IRA, as long as you and your spouse's combined earned income is at least $4,000.

     . Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

     . Roth IRAs allow single taxpayers with earned income up to $110,000 per year, and married couples with earned income up to $160,000 per year, to contribute up to $2,000, or $4,000, respectively, per year. Contributions to Roth IRAs are not tax-deductible, but withdrawals are not taxable if the Roth IRA has been held at least five years, and you are at least 59 1/2, disabled, or use the proceeds (up to $10,000) to purchase a first home.

     . Simplified Employee Pension Plans (SEP-IRAs) allow small business owners or those with self-employment income to make tax-deductible contributions of up to 15% of the first $160,000 of compensation per year for themselves and any eligible employees.

     . SIMPLE-IRAs must be established by an employer (including a self-employed person), and enable all employees of the employer to elect to have up to $6,000 per year deducted from their paychecks on a before-tax basis and deposited directly into an account maintained for the individual employee. The employer is also generally required to make a contribution for each employee who elects to contribute.

     . Other retirement plans--The Fund may be used as an investment in other kinds of retirement plans, including Keogh or corporate profit-sharing and money purchase plans, 403(b) plans, and 401(k) plans. All of these accounts need to be established by the trustee of the plan. Acorn does not offer prototypes of these plans.

          For more information about the tax advantages and consequences of investing in any of these plans, please consult your tax adviser.

 . Your Account, continued

How to Buy Shares
--------------------------------------------------------------------------------

     You can open a new account by:

     . mailing in an Account Application with your check or money order payable to "Acorn Twenty" or "Acorn Foreign Forty" for $1,000 or more (the Acorn funds do not accept third party checks, except for IRA rollover checks that are properly endorsed);

     . using the exchange plan to move $1,000 or more from an account with Acorn Fund, Acorn International, Acorn USA (each of which is a series of Acorn Investment Trust) or one of the Reich & Tang Funds into a new identically-registered account in Acorn Twenty or Acorn Foreign Forty. This option is not available during the subscription period (October 20 through November
     20). See "Shareholder and Account Policies" for more exchange plan information; or

     . wire by calling 1-800-962-1585 to set up your account and to arrange a wire transaction. This option is not available during the subscription period (October 20 through November 20). Note: You may not need to submit a new Account Application if you are a current Acorn shareholder. When you call, a representative will assist you. Not available for IRA accounts.

     After your account is open, you may add to it by:

     . wiring money from your bank;

     . moving money via ACH transfer from your bank account by telephone if you participate in the Telephone Purchase Plan (select this option on the Account Application or request a Doing Business with Acorn form to establish);

     . using the Telephone Exchange Plan to move your investment from another Acorn fund to Acorn Twenty or Acorn Foreign Forty, or from one of the Reich & Tang Funds;

     . using the Automatic Investment Plan to move money from your financial institution via ACH transfer to your Acorn Twenty or Acorn Foreign Forty account on a monthly or quarterly basis; or

     . mailing your check or money order payable to "Acorn Twenty" or "Acorn Foreign Forty" for $100 or more with the stub from one of your account statements, with a slip from the investment booklet provided by Acorn or with a letter of Instruction. The Acorn funds do not accept third party checks, except for IRA rollover checks that are properly endorsed.

     The Acorn funds use the Automated Clearing House (ACH) to transfer money to and from your fund accounts and participating financial institutions. Participants in the ACH network include banks, savings banks, brokerage houses, money market funds, and credit unions that electronically process transactions primarily through the Federal Reserve System.

     Your purchase money and your Account Application must both be received by Closing Time (usually 3:00 p.m. Central time) for you to receive that day's price. An order is considered received when the Account Application (for a new account) or information identifying the account and the money are received by Acorn's transfer agent, or by certain authorized agents, some of which may charge a fee for their services. See "Shareholder and Account Policies--Share Price" for information about share price and transactions with certain financial services companies and broker-dealers. If the proceeds of your wire order are received, but your Account Application has not been received, you will receive the price for the day on which your Account Application is received. Your Account Application must be received no later than 12:00 noon Central time the day after your wire is received, or your wire will be returned to you.

     If you are investing through an Acorn IRA (any kind) for the first time you will need a special application. Call 1-800-962-1585. For both initial and subsequent IRA investments, please indicate the year for which the investment is being made.

     Minimum Investments

     To open an account                        $1,000
     To open a Traditional or Roth IRA         $1,000
     To add to an account                      $  100

     The Automatic Investment Plan allows you to request a transfer of money (minimum $100; maximum $50,000) from your pre-designated bank account to your Fund account on a monthly or quarterly basis. Quarterly investments will be made in January, April, July, and October. The money will be transferred on or about the 15th of the month unless you designate a different day. If the day you selected falls on a Saturday, Sunday, holiday, or any other day on which the NYSE is closed for trading, the transaction will be processed on the next business day. To participate in the Automatic Investment Plan, complete the information on the Account Application or request a Doing Business with Acorn form.

     If you sign up for the Automatic Investment Plan and later wish to change the amount or frequency of your automatic investments, or stop future investments, you may do so by calling us at 1-800-962-1585 at least one week prior to your next scheduled investment date.

     More details about how to buy shares are in the "Quick Reference Guide" at the back of this prospectus.

How to Sell Shares

     You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the NAV (share price) next calculated after your order is received and accepted.
See "Shareholder and Account Policies--Share Price" for more information about share price and transactions with certain financial services companies and broker-dealers. To sell shares in a regular (non-IRA) account, you may use any of the methods described here. To sell shares in an Acorn IRA, your request must be made in writing, except for exchanges between the Acorn funds or to the Reich & Tang Short Term Income Fund Money Market Portfolio, which can be requested by calling 1-800-962-1585. If you need an IRA Withdrawal Request form, call us at 1-800-9-ACORN-9 (1-800-922-6769).

Selling Shares by Telephone

     The Telephone Redemption Plan lets you redeem $100 to $50,000 per day by phone. You must make your telephone redemptions by Closing Time to receive that day's NAV. Transaction requests received after Closing Time will receive the NAV next calculated after receipt of the request. You automatically have the Telephone Redemption Plan unless you decline it on your Account Application. If you have changed the address on your account by telephone within 60 days of the telephone redemption request, this service is not available. Instead, you must send a letter of instruction signed by all account owners with the signatures guaranteed. See "Signature Guarantee."

     The Systematic Withdrawal Plan lets you establish automatic monthly or quarterly redemptions from your account in specified dollar amounts if you have a $25,000 minimum Acorn account balance. If you wish to establish this feature, call 1-800-9-ACORN-9 (1-800-922-6769) for a Doing Business with Acorn form.

     More details about how to sell shares are in the "Quick Reference Guide" at the back of this prospectus.

 . Your Account, continued

Selling Shares in Writing

     Write a letter of instruction including:

     . your name,

     . the Fund's name,

     . your Fund account number,

     . the dollar amount or number of shares to be redeemed,

     . the stock certificates representing your shares to be redeemed, if you hold certificates for your shares, and

     . any other applicable requirements listed under "Quick Reference Guide-- How to Sell Shares."

     Mail your letter to:

     State Street Bank and Trust Co.
     Attn: Acorn Family of Funds
     P.O. Box 8502
     Boston, MA 02266-8502

     If you are using overnight mail:

     Boston Financial Data Services
     Attn: Acorn Family of Funds
     66 Brooks Drive
     Braintree, MA 02184
     1-617-328-5000 ext. 6457

     DO NOT SIGN YOUR STOCK CERTIFICATES. Send them by registered or certified mail so that you may receive a confirmation of delivery.

Signature Guarantee

     Certain requests must include a signature guarantee, designed to protect you and Acorn from fraudulent activities. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

     . you wish to redeem more than $50,000 worth of shares;

     . your name has changed by marriage or court order (complete a Changing Your Account Registration form or send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed);

     . you wish to establish TOD registration on an existing account or change a TOD beneficiary. See "Your Account--Choices for Your Account Registration";

     . your address has changed within the last 60 days and you would like to redeem shares;

     . the check is being mailed to an address different from the one on your account (address of record);

     . the check is being made payable to someone other than the account owner;
     or

     . you are instructing us to wire the proceeds to a bank or brokerage account and have not signed up for the Telephone Redemption Plan.

     You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Redemption Price

     The price at which your shares will be redeemed is determined by the time of day Acorn's transfer agent, or another authorized agent, receives your redemption request.

     Closing Time is the close of New York Stock Exchange (NYSE) regular session trading, which is usually 3:00 p.m. Central time but is sometimes earlier.

     To get today's price--

     . Use the Telephone Redemption Plan to call your redemption request in before Closing Time (note that the Closing Time to exchange out of the Reich & Tang Funds is 11:00 a.m. Central time).

     . Have your written redemption request, with a signature guarantee, if required, and any supporting documents, delivered to Acorn's transfer agent, or another authorized agent, before Closing Time.

 . Shareholder and Account Policies

Statements and Reports

Statements and reports that Acorn sends to you include:

     . Confirmation statements (after every transaction in your account or change in your account registration), excluding automatic investment plan purchases, which are confirmed on a quarterly consolidated account statement. Automatic Investment Plan accounts using the 15th of each month (or the 15th of the first month of each quarter) as the investment date may also have purchases confirmed monthly instead of just quarterly. Call 1-800-962-1585 to request this service.

     . Quarterly and year-end consolidated account statements

     . Shareholder reports

     If you would like us to send duplicate statements to someone, simply call us at 1-800-962-1585, and we can take your request over the telephone. Average cost statements for shares redeemed are available upon request for most accounts.

     If you need copies of your historical account information, call 1-800-962-1585. There is a small charge for historical account information for prior years.

Share Price

     The Funds are open for business each day the NYSE is open. The offering price (price to buy one share) and redemption price (price to sell one share) are the Fund's net asset value (NAV) which is calculated at each Closing Time. Closing Time is the time of the close of regular session trading on the NYSE, which is usually 3:00 p.m. Central time but is sometimes earlier.

     A Fund's NAV is the value of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

     Each Fund's portfolio securities and assets are valued primarily on the basis of market quotations from the primary market in which they are traded or, if quotations are not readily available, by a method that the board of trustees believes accurately reflects a fair value. Values of foreign securities are translated from the local currency into U.S. dollars using current exchange rates. Because of the different trading hours in various foreign markets, the calculation of NAV does not take place at the same time as the determination of the prices of many foreign securities held by the Funds. Those timing differences may have a significant effect on a Fund's NAV.

     Your purchase or redemption of Fund shares will be priced at the NAV next calculated after your investment (including the Account Application, if for a new account, and the money) or redemption request is received by Acorn's transfer agent, or by certain other agents and dealers authorized to accept purchase and redemption requests on Acorn's behalf. An order (including the money) received before Closing Time will get that day's price. Telephone orders received after Closing Time will be processed at the NAV next calculated after receipt of the order.

 . Shareholder and Account Policies, continued

Purchases

     . All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Acorn does not accept third party checks, except for IRA rollover checks that are properly endorsed.

     . Acorn does not accept cash, credit cards, or credit card checks.

     . If payment for your check or telephone purchase order does not clear, your purchase will be canceled and you will be liable for any losses or fees the Fund or its transfer agent incurs.

     . Your Automatic Investment Plan and Telephone Purchase Plan may be immediately terminated if any item is unpaid by your financial institution.

     . When you make a purchase by telephone, the money is ordinarily drawn from your bank account the day after you call. Fund shares are purchased at the NAV calculated the day after you call. See "Share Price."

     Acorn reserves the right to reject any specific purchase order, including certain purchases through the exchange plan. See "Exchange Plan Restrictions." A purchase may be refused if, in WAM's opinion, it would disrupt management of the Funds or would not be in the best interests of a Fund's existing shareholders.

Transactions with Dealers

     You may purchase or redeem shares of a Fund through investment dealers, banks, or other financial institutions. Certain financial institutions that have entered into sales agreements with Acorn may enter confirmed purchase orders or redemption requests on behalf of customers on an expedited basis, including orders by phone, with payment to follow no later than the time when the Funds are priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by Acorn. Any such charges could constitute a substantial portion of a smaller account and may not be in your best interest. There are no charges or limitations imposed by Acorn other than those described in this prospectus if shares are purchased (or redeemed) directly from Acorn.

     Acorn may from time to time authorize certain financial services companies, broker-dealers or their designees ("authorized agents") to accept purchase, redemption, and exchange requests from their clients on whose behalf the authorized agent holds shares of the Funds. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent. Some financial institutions that act as Acorn's agent or that otherwise maintain nominee accounts with the Funds for their clients for whom they hold Fund shares might not charge any transaction fees directly to investors in the Funds. However, such companies may charge a fee (usually a percentage of the average net assets held in such accounts) for accounting, shareholder servicing, and distribution services the institution provides with respect to the underlying Fund shares. WAM pays any such fees.

Redemptions

     . Normally, redemption proceeds will be mailed within seven days after your redemption request is received by Acorn's transfer agent or another authorized agent.

     . Redemption checks are made payable to the shareholders of record; if you wish for the check to be made payable to someone other than the account owners, you must submit your request in writing, and the signatures of all shareholders of record must be guaranteed. See "Your Account--Signature Guarantee."

     . Each Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check, by the Automatic Investment Plan, or by the Telephone Purchase Plan, which can take up to 15 days.

     . If you elected to participate in the Telephone Redemption Plan, Acorn can send payment for your redemption to your bank account by wire or ACH transfer. Your bank may impose a fee for the incoming wire. Payment by wire is usually credited to your bank account on the next business day after your call.

     . Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

     . Certain accounts (such as trust accounts, corporate accounts, and custodial accounts) may require documentation in addition to the redemption request. Call 1-800-962-1585 for more information.

     If the value of your account falls below $1,000 because of redemptions, Acorn reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV calculated on the day your account is closed.

     If checks representing (1) redemption proceeds, (2) withdrawals under a systematic withdrawal plan, or (3) dividend and capital gains distributions are returned "undeliverable" or remain uncashed for six months, the checks will be canceled and the proceeds will be reinvested in the Fund issuing the check at the NAV on the date of cancellation. In addition, after such six-month period,
(1) your systematic withdrawal plan will automatically be canceled and future withdrawals will occur only when requested, or (2) your cash election will automatically be changed and future dividends and distributions will be reinvested.

Address Changes

     You may change your address over a recorded line by calling 1-800-962-1585. Acorn will send a written confirmation of the change to both your old and new addresses. No telephone redemptions may be made for 60 days after a change of address by phone. During those 60 days, a signature guarantee will be required for any written redemption request unless your change of address was made in writing with a signature guarantee.

Telephone Transactions

     You may initiate many transactions by telephone over a recorded line (1-800-962-1585):

     . Change your address;

     . Request duplicate statements to be sent to someone you designate;

     . Request an average cost statement for shares redeemed (available for most accounts);

     . Request a current account statement;

     . Purchase shares through the Telephone Purchase Plan (plan must be pre-established);

 . Shareholder and Account Policies, continued

     . Redeem $50,000 or less and request a wire or ACH transfer to your bank account (bank account information must be pre-designated on your fund account registration; not available for IRA accounts);

     . Change the frequency or amount, or discontinue the Automatic Investment Plan on your account(s);

     . Add or discontinue the Telephone Exchange Plan to your account;

     . Add or discontinue the Telephone Redemption Plan to your account;

     . Add the Automatic Exchange Plan to your account (to exchange between one Acorn fund and another each month or quarter);

     . Change your distribution option, not including the cash payment via ACH option (does not apply to IRA accounts);

     . Redeem $50,000 or less, with a check mailed to the address of record (does not apply to IRA accounts, and your address of record must not have changed within the last 60 days);

     . Exchange money from a non-IRA individual account to an existing IRA account with an identical registration;

     . Exchange money between identically registered accounts in Acorn Twenty, Acorn Foreign Forty, Acorn Fund, Acorn International, Acorn USA, or certain Reich & Tang Funds, or exchange money from one fund to establish an identically registered account in another fund;

     . Change the contribution year on an IRA account to the previous year up until April 15 of the following year; and

     . Copy the account options on your account to other identically registered accounts.

     Acorn will not be responsible for any loss resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information, and sending written confirmation of telephone transactions.

     You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. If you do not want to be able to purchase or redeem shares by telephone, decline these privileges on your Account Application or call Acorn for instructions at 1-800-962-1585.

     If you are unable to reach Acorn by phone (for example, during periods of unusual market activity), consider placing your order by mail.

Telephone Exchange Plan and Money Market Funds

     Acorn's Telephone Exchange Plan permits you to exchange your investment between one Acorn fund and another, or between an Acorn fund and one of the money market mutual funds participating in the plan (Reich & Tang Funds) upon telephone instructions.

Money Funds. The following Reich & Tang Funds are available under the Telephone Exchange Plan: Short Term Income Fund, Money Market Portfolio; Short Term Income Fund, U.S. Government Portfolio; Daily Tax Free Income Fund; California Daily Tax Free Income Fund; Connecticut Daily Tax Free Income Fund; Florida Daily Municipal Income Fund; Michigan Daily Tax Free Income Fund; New Jersey Daily Municipal Income Fund; New York Daily Tax Free Income Fund; North Carolina Daily Municipal Income Fund; and Pennsylvania Daily Municipal Income Fund.

     Each of the Reich & Tang Funds is a no-load fund managed by Reich & Tang Asset Management, L.P. and offers check writing privileges (for accounts other than IRAs) in addition to the Exchange Plan. Only Short Term Income Fund, Money Market Portfolio is available for IRA accounts.

     The price at which shares are exchanged is determined by the time of day your request is received.

     To get today's price:

   . For an IRA account, call us at 1-800-962-1585 before Closing Time.

   . If you are exchanging from one Acorn fund into another, or into one of the Reich & Tang Funds, call us at 1-800-962-1585 before Closing Time.

   . If you are exchanging from one of the Reich & Tang Funds to one of the Acorn funds, call Reich & Tang at 1-800-221-3079 before 11:00 a.m. Central time.

     If your call is received after the times noted above, your exchange will be processed at the NAV next calculated after receipt of your call.

     Because of the time needed to transfer money between the Acorn funds and the Reich & Tang Funds, you may not exchange into and out of a Reich & Tang Fund on the same or successive days; there must be at least one day between exchanges.

Exchange Plan Restrictions

     . Generally, you will be limited to 4 round trip exchanges per year (a round trip is an exchange out of one Fund into another Fund, and then back again).

     . Shares of the Fund you are exchanging into must be available for sale in your state.

     . You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

     . If you are opening a new account by exchange, your exchange must be at least $1,000.

     . The Exchange Plan is not available for shares of a Fund for which you have been issued certificates. (If you want to exchange shares between funds, call 1-800-962-1585 to get instructions for returning your certificates.)

     . If your account is subject to backup withholding, you may not use the Exchange Plan.

     . Because excessive trading can hurt Fund performance and shareholders, Acorn reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the Exchange Plan.

     . Acorn also reserves the right to refuse exchange purchases by any person or group, if Acorn believes the purchase will be harmful to existing shareholders.

     . Before exchanging into a Fund, you should read its prospectus. Call 1-800-922-6769 for a prospectus.

     . Exchanges may have tax consequences for you.

     Acorn reserves the right to terminate or modify the Exchange Plan at any time, but will try to give you prior notice whenever they are reasonably able to do so.

 . Dividends, Capital Gains, and Taxes

     Each Fund distributes substantially all of its net income and net realized capital gains to shareholders each year. Normally, dividends are paid in June and December, and capital gains are distributed in December.

Distribution Options

     When you open an account, specify on your Account Application how you would like to receive your distributions. If you ever want to change your distribution option, call us at 1-800-962-1585. The Fund offers three options:

     . Reinvestment Option. Both your dividends and capital gain distributions will be automatically reinvested in additional shares of your Fund. If you do not indicate a choice on your Account Application, you will be assigned this option.

     . Income-Only Option. Your capital gain distributions will be automatically reinvested, but you may receive a check for each dividend, or have the proceeds sent to your pre-designated financial institution via ACH transfer.

     . Cash Option. You will be sent a check for each dividend and capital gain distribution or you may have the proceeds sent to your pre-designated financial institution via ACH transfer.

     For IRA accounts, all distributions are automatically reinvested because payment of distributions in cash would be a taxable distribution from your IRA, and might be subject to income tax penalties if you are under 59 1/2 years old. After you are 59 1/2, you may request payment of distributions in cash.

     When you reinvest, the reinvestment price is the Fund's NAV at Closing Time on the reinvestment date. The mailing of distribution checks will usually begin on the payment date, which is usually one week after the ex-dividend date. The ex-dividend date is the day after the record date.

Taxes

     As with any investment, you should consider how your investment in a Fund will be taxed. If your account is a tax-deferred or tax-exempt account (for example, an IRA or an employee benefit plan account), the following tax discussion does not apply. If your account is not tax-deferred or tax-exempt, however, you should be aware of the following tax rules:

     Taxes on distributions. Distributions are subject to federal income tax, and may also be subject to state or local taxes. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January are taxable as if they were paid on December 31.

     For federal tax purposes, income and short-term capital gain distributions are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. Every January, Acorn will send you and the IRS a statement, called a Form 1099-DIV, showing the amount of each taxable distribution you received in the previous year. A year-end tax guide will accompany your Form 1099. You may not receive a Form 1099 if the total distributions you received for the year are less than $10.00.

     Taxes on transactions. Your redemptions--including exchanges between funds or into a money fund--are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

     Whenever you sell shares of a Fund, Acorn will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a year-end statement every January. Acorn sends you an average cost statement for shares you redeemed to assist you or your tax preparer. It is up to you or your tax preparer to determine whether any given sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Foreign Income Taxes

     Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes at the source. If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce that Fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by Acorn Foreign Forty (but not Acorn Twenty because not enough of Acorn Twenty's assets are invested in foreign securities for Acorn Twenty to be able to pass through the foreign tax credit). Acorn Foreign Forty will send you this information along with your annual Form 1099-DIV and year-end tax guide.

     When you sign your Account Application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require Acorn to withhold 31% of your taxable distributions and redemptions.

The Funds in Detail

Organization

     Acorn Twenty and Acorn Foreign Forty are each series of Acorn Investment Trust ("Acorn" or the "Trust"), an open-end, management investment company. The Trust is a Massachusetts business trust organized on April 21, 1992. The other series of the Trust are Acorn Fund, Acorn International, and Acorn USA.

     Each share of a Fund is entitled to participate pro rata in any dividends and other distributions declared by the board of trustees with respect to the Fund, and all shares of the Fund have equal rights in the event of liquidation of the Fund.

     The Trust is governed by a board of trustees, which is responsible for protecting the interests of the shareholders of the Acorn funds. The trustees are experienced executives and professionals who meet at regular intervals to oversee the activities of the Trust. A majority of the trustees are independent of WAM.

     Acorn may hold special meetings of shareholders to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Acorn will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share of a Fund and any other Acorn fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

Management

     The Funds are managed by Wanger Asset Management, L.P. (WAM), 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; WAM chooses the Funds' investments and handles their business affairs, under the direction of the board of trustees. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. WAM manages more than $6 billion in assets.

     WAM employs a team approach to management of the Funds. The management team is made up of the lead portfolio manager or co-managers, other WAM portfolio managers and research analysts. Team members share responsibility for providing ideas, information and knowledge in managing the funds, with each team member having one or more particular areas of expertise applicable to the management of the Funds. Daily decisions on portfolio selection rest with the lead portfolio manager or co-portfolio managers who utilize the input and advice of the management team in making purchase and sale determinations.

     WAM is also the investment advisor to the other series of the Trust--Acorn Fund, Acorn International and Acorn USA. Each of those funds is a small- to mid-cap growth fund. Those funds generally invest in companies with a total stock market capitalization of less than $1 billion. Initially, they buy small companies, then hold them as they grow to become mid- and large-size companies. Those funds are offered by a separate prospectus. Call 1-800-9-ACORN-9 (1-800-922-6769) for more information.

     Ralph Wanger is the president of the Trust and chief investment officer of WAM. He has been involved in managing all of the Acorn funds since each fund began. Mr. Wanger has been a member of the board of Acorn (and its predecessor, The Acorn Fund, Inc.) since 1970, and is a principal of WAM. Mr. Wanger is primarily responsible for development of the investment strategies followed by each of the Acorn funds.

     John H. Park and Mark H. Yost are the co-portfolio managers of Acorn Twenty. Mr. Park is a vice president of the Trust and a principal of WAM. He has been a member of WAM's investment management team since July 1993. Mr. Park received his Chartered Financial Analyst (CFA) designation in

1996 and earned both his undergraduate and MBA degrees from the University of Chicago.

     Mr. Yost is a vice president of the Trust and has been a member of WAM's investment management team since October 1995. Mr. Yost has been co-portfolio manager of Wanger U.S. Smaller Companies Fund, an investment company offering shares to investors outside the U.S., since its inception on June 23, 1997. Mr. Yost is also the portfolio manager of the WAM Yost Partnership, L.P., a smaller company focused limited partnership. Before joining WAM, Mr. Yost was an investment analyst for First Chicago Corporation. Mr. Yost received his CFA designation in 1996. Mr. Yost received his BA from St. Olaf College and his MBA from the University of Chicago.

   Marcel P. Houtzager is the lead portfolio manager of Acorn Foreign Forty. Mr. Houtzager is a vice president of the Trust and a principal of WAM. He has been a member of WAM's investment management team since 1992. Mr. Houtzager is the lead portfolio manager of Wanger International Small Cap Advisor, a mutual fund investing in small cap stocks outside the U.S. Mr. Houtzager received his CFA designation in 1996 and is a Certified Public Accountant. He received his BA from Pomona College in 1983 and his MBA from the University of California at Berkeley in 1985.

     The other officers of WAM are:

     Leah J. Zell is a vice president of the Trust and a principal of WAM. She has been analyzing international securities for Acorn Fund since 1984, and Acorn International since 1992. Ms. Zell is the lead portfolio manager of Acorn International, a mutual fund investing in smaller foreign companies with assets at September, 1998 of more than $1.8 billion. Ms. Zell received her CFA designation in 1987. She earned her undergraduate degree from Radcliffe College and holds a PhD from Harvard University.

     Since June 23, 1997, Mr. Houtzager and Ms. Zell have co-managed the Wanger European Smaller Companies Fund, an investment company offering shares to investors outside the United States.

     Charles P. McQuaid is a co-portfolio manager of Acorn Fund. Mr. McQuaid has contributed to Acorn Fund's growth since 1978. He is a senior vice president of Acorn Investment Trust and a member of its board of trustees. Mr. McQuaid is a principal and the Director of Research at WAM. A CFA, he earned his BBA from the University of Massachusetts and his MBA from the University of Chicago.

     Robert A. Mohn is the lead portfolio manager of Acorn USA. Mr. Mohn is a vice president of Acorn Investment Trust and a principal of WAM. In addition to being lead manager of Acorn USA, Mr. Mohn is also a member of WAM's management team for Acorn Fund, which he joined in 1992. He is a CFA and received his undergraduate degree from Stanford University and his MBA from the University of Chicago.

     Howard L. Kastel is the chief executive officer and president of Wanger Asset Management. He is also a principal of WAM. Prior to working in his current position, Mr. Kastel was a partner with the Chicago law firm McDermott, Will & Emery, where he served as a long time legal counsel to WAM. In addition to his unique inside knowledge of WAM, he has years of long-range strategic planning experience. As a litigator and counsel for a number of top-drawer corporations such as Grant Thornton, he has served as chief advisor to major national financial, professional, and manufacturing institutions since 1972. Mr. Kastel earned his BA from Harvard University and his JD degree from Loyola University School of Law (Chicago).

     Merrillyn J. Kosier, senior vice president and secretary, and Bruce H. Lauer, vice president and

 . The Funds in Detail, continued

treasurer, are the other executive officers of Acorn. Ms. Kosier is the director of marketing and shareholder services at WAM and Mr. Lauer is chief administrative officer. Before joining WAM, Ms. Kosier was vice president of marketing and Mr. Lauer was first vice president of investment accounting for Kemper Financial Services.

Transfer Agent and Custodian

     State Street Bank and Trust Company ("State Street") is the Funds' transfer agent and custodian.

     The smooth operation of the Funds depends on the ability of State Street and the other service providers to the Funds to provide those services without interruption. Some computer systems used today are unable to process date-related information because they are not programmed to distinguish between the year 2000 and the year 1900. WAM, like many other businesses, is taking steps to ensure that the computer systems on which the smooth operation of the Funds depends will continue to function properly. WAM is working with the service providers to the Funds, such as State Street and various broker-dealers through which portfolio securities of the Funds are traded, to arrange for testing of internal and external systems. Based on the information currently available, WAM does not anticipate any material impact on the delivery of services currently provided. There can be no assurance, however, that the steps taken by WAM in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Funds.

Distributor

     Shares of the Funds are offered for sale through WAM Brokerage Services, L.L.C. (WAM BD) without any sales commission or charges to the Funds or their shareholders. WAM BD is wholly-owned by WAM, the Funds' investment advisor, and the investment advisor's general partner, Wanger Asset Management, Ltd. WAM BD's address is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. All distribution expenses relating to the Funds are paid by WAM, including the payment or reimbursement of any expenses incurred by WAM BD.

Expenses

     Like all mutual funds, each Fund pays expenses related to its daily operations. Expenses paid out of a Fund's assets are reflected in its share price or dividends. Each Fund pays management and administration fees to WAM for managing its investments and business affairs. See "Expenses and Performance-- Expenses." For services furnished by WAM, Acorn Twenty pays an annual management fee of 0.90% of its average daily net assets. Acorn Foreign Forty pays an annual management fee of 0.95% of its average daily net assets.

     While the management fee is a significant component of each Fund's annual operating costs, the Funds have other expenses as well. The Funds have a separate administrative services agreement with WAM under which WAM receives a fee, calculated daily and paid monthly, at the annual rate of 0.05 of 1% of its average daily net assets. The Funds pay the cost of custodial, stock transfer, dividend disbursing, audit and legal services, and membership in trade organizations. They also pay other expenses such as the cost of maintaining the registration of their shares under federal law, complying with state securities laws, proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, and the fees of trustees not affiliated with WAM.

 . How the Funds Invest

     Acorn Twenty and Acorn Foreign Forty seek long-term growth of capital. The investment philosophy and strategy of each of the Funds is discussed in the following paragraphs.

Acorn Twenty

     Acorn Twenty invests primarily in the stocks of U.S. companies with market capitalizations of $1 billion to $10 billion. Acorn Twenty is a non-diversified fund that ordinarily focuses its investments in 20 to 25 U.S. companies.

     Under normal market conditions, Acorn Twenty invests most of its assets in common stocks, and securities exchangeable or convertible into common stocks, of U.S. companies, but may also invest in other types of securities. The Fund may invest up to 15% of its total assets in foreign securities. Generally, the Fund will invest in the securities of a foreign-based company only if its operations are primarily located in the United States.

     Like all the Acorn funds, Acorn Twenty looks for high quality companies. As a long-term investor, the Fund expects that its portfolio turnover rate will not ordinarily exceed 50% annually.

Acorn Foreign Forty

     Acorn Foreign Forty invests primarily in the stocks of foreign companies with market capitalizations of $1 billion to $10 billion. The Fund is a non-diversified fund that ordinarily has investments in 40 to 60 companies in developed markets.

     Under normal market conditions, Acorn Foreign Forty invests at least 85% of its total assets in equity securities of foreign companies, including common and preferred stocks, warrants or other similar rights, and convertible securities, but may also invest in any other type of security, including debt securities. The Fund ordinarily invests in at least three developed countries. The Fund may invest up to 15% of its total assets in the securities of U.S. companies. Generally, the Fund invests in a U.S. company only if its operations are primarily located outside the United States.

     Like all the Acorn funds, Acorn Foreign Forty looks for high quality companies. As a long-term investor, the Fund expects that its portfolio turnover rate will not ordinarily exceed 50% annually.

     Looking for high quality companies. Acorn Twenty and Acorn Foreign Forty look for quality businesses, with each investment ideally resting on a solid tripod of growth potential, financial strength, and fundamental value.

     The emphasis on fundamentals in relation to price sets the Funds apart from pure "growth" or "value" funds. Not all of the companies in which the Funds invest necessarily have all of these characteristics.

     The sources of growth are a growing marketplace for the company's product, good design, efficient manufacturing, sound marketing, and good profit margins. Financial strength means low debt, adequate working capital, and conservative accounting principles. Strong capitalization gives management the stability and flexibility to reach strategic objectives. Fundamental value means low relative price. The existence of a good company does not necessarily make its stock a good buy. The price of the stock determines value as measured relative to dividends, earnings, cash flow, growth rate, book value, and economic replacement value of assets. Sometimes, value is found in a "special situation." A special situation arises when WAM believes the securities of a particular company have been overlooked or undervalued by other investors in connection with a significant change or development affecting the company's business, and will, within a reasonable time, appreciate in value regardless of general business conditions or movements of the

 . How the Funds Invest, continued

market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Although investing in securities of special situation companies offers the potential for above-average returns, if the anticipated development does not occur or produce the expected results, the value of those securities may decline.

     WAM also believes that finding and understanding high quality companies is important to reduce taxes and transaction costs. In managing the Funds, WAM tries to reduce these costs by investing with a long-term time horizon (at least 2-5 years) and avoiding frequent turnover of the stocks held by the Funds. Occasionally, however, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry, or in general market or economic conditions.

General Information

     Each Fund may invest without limit in corporate or government obligations or hold cash or cash equivalents if WAM determines that a temporary defensive position is advisable. If investments in foreign securities appear to be relatively unattractive because of current or anticipated adverse political or economic conditions, Acorn Foreign Forty may hold cash or invest any portion of its assets in securities of the U.S. government and equity and debt securities of U.S. companies, as a temporary defensive measure. The Funds use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates, or other factors that affect the value of their portfolios. These techniques may include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts or swap agreements.

     The investment objective of each Fund is not fundamental and may be changed by the board of trustees without shareholder approval. If there were such a change, you should consider whether a Fund would remain an appropriate investment in light of your then current financial position and needs. The Funds are not intended, alone or together, to present a balanced investment program.

 . Securities, Investment Practices, and Risks

     The following pages contain more detailed information about types of investments each Fund may make, and strategies WAM may employ in pursuit of each Fund's investment objective, including information about the associated risks and restrictions. All policies stated throughout this prospectus, other than those identified as fundamental, can be changed without shareholder approval. A complete statement of the Fund's investment restrictions is included in the SAI. Policies and limitations are considered at the time of purchase; the sale of an investment is not required because of a subsequent change in circumstances.

     WAM may not buy all of these instruments or use all of these techniques to the fullest extent permitted, unless it believes that doing so will help the Fund achieve its goal.

Common Stocks

     The Funds invest mostly in common stocks, which represent an equity interest (ownership) in a corporation. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. The Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks. Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

Diversification

     Diversification is a means of reducing risk by investing in a broad range of stocks or other securities. Because they are non-diversified, the Funds have the ability to take larger positions in a smaller number of issuers. The appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund, because the fund is likely to have a greater percentage of its assets invested in that stock. As a result, each Fund's share price can be expected to fluctuate more than that of broadly diversified funds investing in similar securities. Because they are non-diversified, the Funds are not subject to the limitations under the Investment Company Act of 1940 in the percentage of their assets that they may invest in any one issuer. Both Funds however, intend to comply with the diversification standards for regulated investment companies under Subchapter M of the Internal Revenue Code (summarized below under "Restrictions").

     Restrictions:

     .    A Fund may not acquire securities of any one issuer, which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     . With respect to 50% of its total assets, a Fund may not purchase the securities of any issuer (other than cash items and U.S. government securities and securities of other investment companies) if such purchase would cause the Fund's holdings of that issuer to exceed 5% of the Fund's total assets.

 . Securities, Investment Practices, and Risks, continued

     .    A Fund may not invest more than 25% of its total assets in a single issuer (other than U.S. government securities); and

     .    A Fund will not invest more than 25% of its total assets in the securities of companies in a single industry (excluding U.S. government securities).*

Foreign Securities

     Acorn Foreign Forty invests primarily in foreign securities. International investing allows you to take advantage of changes in foreign economies and market conditions. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments. During other periods, however, some foreign markets have declined, and there can be no assurance that a country's economy will remain stable or more favorable than the U.S. economy.

     Investments in foreign securities provide opportunities different from those available in the U.S., and risks which in some ways may be greater than in U.S. investments, including: fluctuations in exchange rates of foreign currencies; imposition of exchange control regulations or currency restrictions that would prevent cash from being brought to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity, frequently greater price volatility, and higher transaction costs in foreign markets than in the United States; possible imposition of foreign taxes; possible investments in securities of developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. Investing in countries outside the U.S. also involves political risk. A foreign government might restrict investments by foreigners, expropriate assets, seize or nationalize foreign bank deposits or other assets, establish exchange controls, or enact other policies that could affect investment in these nations. Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions.

     Acorn Twenty may invest no more than 15% of its total assets in foreign securities and will generally invest in a foreign-based company only if that company's operations are primarily located in the United States. Acorn Twenty's foreign investments, if any, will be in developed markets.

     The Funds may invest from time to time in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are traded in U.S. and non-U.S. markets.

     The Funds may invest in both "sponsored" and "unsponsored" depositary receipts. In a sponsored depositary receipt, the issuer typically pays

--------------------
* These restrictions are "fundamental," which means that they cannot be changed without shareholder approval.

some or all of the expenses of the depository and agrees to provide its regular shareholder communications to receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Each Fund may invest in depositary receipts that are not sponsored by the issuer of the underlying security. To the extent a Fund does so, it would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored depositary receipt.

     Several European Countries, including Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain, adopted a single uniform currency known as the "euro," effective January 1, 1999. The euro conversion could have potential adverse effects on the Funds' ability to value their portfolio holdings in foreign securities, and could increase the costs associated with the Funds' operations. The Trust and WAM are working with the providers of services to the Funds in the areas of clearance and settlement of trades in an effort to avoid any material impact on the Funds due to the euro conversion; there can be no assurance, however, that the steps taken by the Trust or WAM will be sufficient to avoid any adverse impact on the Funds.

     Restrictions:

     .    Under normal market conditions, Acorn Foreign Forty invests at least
85% of its total assets in equity securities of Foreign companies. The Fund ordinarily has investments in at least three developed countries.

     .    Acorn Twenty may invest up to 15% of its total assets in foreign securities. Acorn Twenty's foreign investments are generally in companies whose operations are primarily in the U.S.

Managing Investment Exposure

     The Funds use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of the Funds' portfolios. These techniques include buying and selling options, futures contracts, or options on futures contracts, entering into currency exchange contracts or swap agreements, or selling securities short against the box.

     These techniques are used by WAM to adjust the risk and return characteristics of the Funds' portfolios. If WAM judges market conditions incorrectly or employs a strategy that does not correlate well with the Funds' investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques are used by the Funds for hedging, risk management, or portfolio management purposes and are not used for speculation.

     Currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward foreign currency contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange

 . Securities, Investment Practices, and Risks, continued

dealers, or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     Currency exchange transactions may involve currencies of the different countries in which the Funds may invest, and serve as hedges against possible variations in the exchange rate between these currencies.

     The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When the Funds own or anticipate owning securities in countries whose currencies are linked, WAM may aggregate those positions as to the currency hedged. Although forward contracts may be used to protect the Funds from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return.

     Options and futures. Each Fund may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of its portfolio, to provide an efficient means of regulating its exposure to the equity markets, or as a hedge against changes in prevailing levels of currency exchange rates. Each Fund may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. Futures contracts and options can be highly volatile. A Fund's attempt to use such investments for hedging purposes may not be successful and could result in reduction of that Fund's total return.

     Short sales against the box. Each Fund may make short sales of securities if, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This technique is called selling short "against the box." Selling short against the box may protect the Fund against the risk of losses in the value of the portfolio securities sold short because losses on the securities sold short should be wholly or partially offset by gains in the short position (although this also means that the Fund would be giving up the opportunity for gain).

     Restrictions:

     .    A Fund will not use futures contracts for speculation, and will limit its use of futures contracts so that no more than 5% of its total assets would be committed to initial margin deposits or premiums on such contracts.

     .    The aggregate market value of each Fund's currencies or portfolio securities covering call or put options will not exceed 10% of that Fund's net assets.

Debt Securities

     Bonds and other debt instruments are methods for an issuer to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates.

     "Investment grade" debt securities are those rated within the four highest ratings categories of Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") or, if unrated, determined by WAM to be of comparable quality. Securities rated BBB or Baa are considered to be medium-grade and to have speculative characteristics. Investment in non-investment grade debt securities is speculative and involves a high degree of risk.

     Lower-rated debt securities (commonly called "junk bonds") are often considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty.

     Money market instruments are high-quality, short-term debt securities that present minimal credit risk. These instruments may carry fixed or variable interest rates.

     Each Fund may invest without limit in corporate or government obligations, or hold cash or cash equivalents if WAM determines that a temporary defensive position is advisable. If investments in foreign securities appear to be relatively unattractive because of current or anticipated adverse political or economic conditions, Acorn Foreign Forty may hold cash or invest any portion of its assets in securities of the U.S. government and equity and debt securities of U.S. companies, as a temporary defensive measure. To meet liquidity needs (which, under normal market conditions, are not expected to exceed 25% of total assets) or for temporary defensive purposes, each Fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities.

     Restrictions:

     .    There are no restrictions on the ratings of debt securities in which the Funds may invest.

     .    Neither Fund intends to invest more than 20% of its total assets in debt securities, nor more than 5% of its total assets in debt securities rated at or lower than the lowest investment grade.

Illiquid and Restricted Securities

     Some investments may be determined by WAM to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Other securities, such as securities acquired in private placements, may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in delays or a loss, or may be costly to the Funds.

     Restrictions:

     .    Neither Fund may purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid or restricted securities.

Other Investment Companies

     The Funds may invest from time to time in shares of other mutual funds and other types of investment companies. Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses. Neither Fund intends to invest in such circumstances unless, in the judgment of WAM, the potential benefits of such

 . Securities, Investment Practices, and Risks, continued

investment justify the payment of any applicable premium or sales charge, and the additional layer of expense.

     Restrictions:

     .    Each Fund generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment). No investment in another investment company may represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

Lending and Repurchase Agreements

     A Fund generally may not make loans, but each Fund has the power to invest in repurchase agreements and reverse repurchase agreements (generally as a cash management technique). A repurchase agreement involves a sale of securities to a Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of a bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.

     Restrictions:

     .    A Fund may generally not make loans, but may (a) invest in debt securities within the limits described in the prospectus and SAI, (b) invest in repurchase agreements, or (c) lend up to 33% of its portfolio securities.*

When-Issued and Delayed Delivery Securities

     Each Fund may invest in securities purchased on a when-issued or delayed delivery basis. Although the payment terms of such a security are established at the time a Fund enters into the commitment, the security may be delivered and paid for a month or more after the date of purchase, when its value may have changed. A Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if WAM considers it advisable for investment reasons.

---------------------
* These restrictions are "fundamental," which means that they cannot be changed without shareholder approval.

Quick Reference Guide

 . Account Forms

From time to time you may find it necessary to make changes to your account privileges or registration. The following easy-to-use shareholder forms are available upon request by calling 1-800-9-ACORN-9 (1-800-922-6769):

     To accomplish this:                   Please request this form:

     For changes to account services       .Doing Business with Acorn

     For re-registering your current       .Changing Your Account Registration
     account

     For re-registering your Acorn         .Broker-Dealer Transfer Form
     shares held by a broker to an
     account with Acorn

     For changes to your IRA               .Change of Beneficiary
     beneficiary designations

     For transferring money from           .IRA Transfer Form
     an IRA account with another
     institution to Acorn

     For redeeming shares from your        .IRA Withdrawal Request Form
     IRA account

     For adding or deleting accounts       .Consolidated Account Statement
     to/from your Consolidated             Maintenance Form
     Account Statement

     .Quick Reference Guide

 . How to Buy Shares

Mail

               To open an account:

     . Complete and sign the Account Application. Make your check payable to "Acorn Twenty" or "Acorn Foreign Forty."

               Mail to the address on the Account Application, or for overnight delivery:

     Boston Financial Data Services
     Attn: Acorn Family of Funds
     66 Brooks Drive
     Braintree, MA 02184
     1-617-328-5000 ext. 6457 or 1-800-962-1585

     . Acorn does not accept third party checks, except properly endorsed IRA rollover checks.

               To add to an account:

     . Make your check payable to "Acorn Twenty" or "Acorn Foreign Forty." Put your fund account number on your check.

               Use the return envelope that comes with your statements, or mail to the address on your statement.

     . Acorn does not accept third party checks, except properly endorsed IRA rollover checks.

Automatic Investment Plan

               To open an account:

     . You may not open a new account through the Automatic Investment Plan.

               To add to an account:

     . Sign up on the Account Application for monthly or quarterly transfers of $100 to $50,000 from your bank account, or call 1-800-9-ACORN-9 (1-800-922-6769) for a Doing Business with Acorn form to establish this on your account. If you already have this service, you can easily change the frequency or amount of your automatic investments over the telephone by calling 1-800-962-1585.

Telephone: 1-800-962-1585

               To open an account:

     . You generally may not open a new account by telephone; however, you may open a new account by faxing your Account Application to us and wiring your purchase money. Note: You may not need to submit a new Account Application if you are a current Acorn shareholder. When you call, a representative will assist you. See "Your Account--How to Buy Shares."

     . Exchange between the Acorn funds, or from a Reich & Tang Fund account with the same registration, including name, address, and taxpayer ID number.

               To add to an account:

     . Exchange between accounts with the same registration, including name, address, and taxpayer ID number.

     . Use the Telephone Purchase Plan to transfer $100 to $50,000 from your bank account. Call first to verify that this service is in place on your account. (This service is not available for IRAs.)

     TDD Service for the deaf and hearing impaired: 1-800-306-4567.

Wire

               To open an account:

     . Call 1-800-962-1585 to set up your account and to arrange a wire transaction. Note: You may not need to submit a new Account Application if you are a current Acorn shareholder. When you call, a representative will assist you. (This service is not available for IRA accounts.)

               To add to an account:

     . Wire to:    State Street Bank & Trust Co.
                   Attn: Mutual Funds
                   Boston, MA 02110
                   Routing #0110-0002-8
                   Deposit DDA 9902-990-2

     . Specify "Acorn Twenty" or "Acorn Foreign Forty," the account name, and the account number.

     . Minimum wire amount: $100.

Quick Reference Guide
 .How to Sell Shares

Mail

     Individuals, Joint Owners, Sole Proprietorships, UGMA, UTMA

     . The letter of instruction must be signed by all persons required to sign for transactions (usually, all owners of the account), exactly as their names appear on the account.

     IRAs

     . The account owner should complete an IRA Withdrawal Request form. Call 1-800-9-ACORN-9 (1-800-962-1585) to request this form.

     Trust

     . The trustee(s) must sign the letter indicating capacity as trustee(s). If the account registration does not include the name of the trustee(s), provide a copy of the trust document certified within the last 60 days.

     Business or Organization

     . The person(s) authorized by the corporate resolution to act on the account must sign, in that person's official capacity, and the redemption request must be on corporate letterhead.

     . If redeeming more than $50,000, include a corporate resolution certified within 60 days and a letter of instruction with the signature guaranteed.

     Executor, Administrator, Conservator, Guardian

     . Call 1-800-962-1585 for instructions.


Automatic Exchange

     All account types:

     . Call 1-800-962-1585 to set up monthly or quarterly automatic exchanges of $100 to $50,000 between identically registered accounts. Your automatic exchange will occur on or about the 15th day of each month unless you designate a different day of the month (if quarterly, in January, April, July and October).

Telephone 1-800-962-1585

               All accounts types, except IRAs:

     . To verify that the Telephone Redemption Plan is in place, call 1-800-962-1585. You automatically have this feature on your new account unless you tell us that you do not want it. To receive redemption proceeds via ACH transfer, complete the information on the Account Application or request a Doing Business with Acorn form to establish this on your account.

     . Minimum: $100; maximum: $50,000

     All account types:

     . To exchange between identically registered Acorn accounts you must make your telephone redemptions by Closing Time (usually 3:00 p.m. Central time) to receive that day's price.

     TDD service for the deaf and hearing impaired: 1-800-306-4567

Wire

     All account types, except IRAs:

     . You must sign up for payment of redemptions by wire before using this feature. Call to verify that this service is in place--1-800-962-1585.

     . Minimum wire: $1,000; maximum: $50,000.

     . Minimum ACH Transfer: $100; maximum: $50,000

     . You must make your telephone redemptions by Closing Time (usually 3:00 p.m. Central time) to receive that day's price.

     Note: Some redemptions require signature guarantees. Please see the information under "Your Account--Signature Guarantee."

Quick Reference Guide
 .How to Contact Us

Mail

     State Street Bank & Trust Co.
     Attn: Acorn Family of Funds
     P.O. Box 8502
     Boston, MA 02266-8502

   . for regular mail delivery, including purchases, written exchanges, redemptions, and IRA contributions

     Boston Financial Data Services
     Attn: Acorn Family of Funds
     66 Brooks Drive
     Braintree, MA 02184
     1-617-328-5000 ext. 6457

   . for overnight deliveries of purchases, written exchanges, redemptions, or IRA contributions

     Wanger Asset Management, L.P.
     227 W. Monroe St., Suite 3000
     Chicago, IL 60606-5016

   . the Funds' advisor

     WAM Brokerage Services, L.L.C
     227 W. Monroe St., Suite 3000
     Chicago, IL 60606-5016

   . the Funds' distributor


Telephone

     1-800-9-ACORN-9
     (1-800-922-6769)
     outside the U.S. 1-312-634-9240

     . for Fund information, literature, prices, and performance information

     1-800-962-1585
     outside the U.S.: 1-617-328-5000
     ext. 6457

     . for account balances, telephone purchases, exchanges and redemptions, and for IRA information

     1-800-221-3079

     . to exchange out of a money fund

     1-800-306-4567

     . TDD service for the deaf and hearing impaired

      Shareholder service is available on business days from 8:00 a.m. to 4:30 p.m. Central time.

Internet

     Web site: www.wanger.com or www.acornfunds.com
     E-mail: acorn@wanger.com

Wire

     State Street Bank & Trust Co.
     Attn: Mutual Funds
     Boston, MA 02110
     Routing #0110-0002-8
     Deposit DDA 9902-990-2

     . to wire money from your bank to add to an existing account

     Specify "Acorn Twenty" or "Acorn Foreign Forty" and the name and the number of your account.

 . The Acorn Family of Funds

 . Trustees

  Irving B. Harris
  Chairman

  James H. Lorie
  Vice Chairman

  Leo A. Guthart

  Jerome Kahn, Jr.

  David C. Kleinman

  Charles P. McQuaid

  Roger S. Meler

  Adolph Meyer, Jr.

  Ralph Wanger


 . Officers

  Ralph Wanger
  President

  Marcel P. Houtzager
  Vice President

  Kenneth A. Kalina
  Assistant Treasurer

  Merrillyn J. Kosier
  Senior Vice President and Secretary

  Bruce H. Lauer
  Vice President and Treasurer

  Charles P. McQuaid
  Senior Vice President

  Robert A. Mohn
  Vice President

  John H. Park
  Vice President

  Mark H. Yost
  Vice President

  Leah J. Zell
  Vice President

 . Investment Advisor

  Wanger Asset Management, L.P.

  227 West Monroe Street, Suite 3000

  Chicago, Illinois 60606

  1-800-9-ACORN-9

  (1-800-922-6769)

  e-mail: acorn@wanger.com

  web site: www.wanger.com or
            www.acornfunds.com


 . Distributor

  WAM Brokerage Services, L.L.C.

  227 West Monroe Street

  Suite 3000

  Chicago, Illinois 60606


 . Transfer Agent, Dividend Disbursing

  Agent and Custodian

  State Street Bank and Trust Company

  Attention: Acorn Family of Funds

  P.O. Box 8502

  Boston, Massachusetts 02266-8502

  1-800-962-1585

 . Legal Counsel

  Bell, Boyd & Lloyd

  Chicago, Illinois


 . Independent Auditors

  Ernst & Young LLP

  Chicago, Illinois

                                 Acorn Twenty
                              Acorn Foreign Forty
                              Subscription Offer

     Through November 20, 1998, shares of Acorn Twenty and Acorn Foreign Forty (each, a "Fund," and together, the "Funds") are being offered by subscription. Subscribing for Fund shares allows you to reserve shares that will be issued by that Fund on November 23, 1998 at the initial offering price (net asset value) of $10.00 per share. You can subscribe by sending in your completed and signed purchase application, along with your check. Your check will be held, uncashed, until November 23, 1998, the date the Funds will begin operations and your account will be opened. There can be no assurance that either Fund's net asset value after the close of the Subscription Period will be more than $10.00 per share.

                        [PHOTO OF ACORN'S APPEARS HERE]

ACORN INVESTMENT TRUST                                    227 West Monroe Street
STATEMENT OF ADDITIONAL INFORMATION                                   Suite 3000
October 15, 1998                                         Chicago, Illinois 60606
                                                                 1-800-9-ACORN-9
                                                                (1-800-922-6769)
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ACORN TWENTY
ACORN FOREIGN FORTY

No-Load Funds

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                               TABLE OF CONTENTS
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Information About the Funds...................................................1
Investment Objectives and Policies............................................2
Investment Techniques and Risks...............................................2
Performance Information......................................................21
Investment Adviser...........................................................21
Distributor..................................................................22
The Trust....................................................................23
Trustees and Officers........................................................23
Purchasing and Redeeming Shares..............................................27
Additional Tax Information...................................................28
Portfolio Transactions.......................................................30
Custodian....................................................................31
Independent Auditors.........................................................31
Appendix - Description of Bond Ratings.......................................33

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     This Statement of Additional Information ("SAI") is not a prospectus but provides information that should be read in conjunction with the prospectus of Acorn Twenty and Acorn Foreign Forty (each, a "Fund," together, the "Funds") dated the date of this SAI and any supplement thereto, which may be obtained from Acorn at no charge by writing or telephoning Acorn at its address or telephone number shown above.

                          Information About the Funds

     Acorn Twenty invests primarily in the stocks of U.S. companies with market capitalizations of $1 billion to $10 billion. Acorn Twenty is a non-diversified fund that ordinarily focuses its investments in 20 to 25 U.S. companies.

     Acorn Foreign Forty invests for long-term capital growth. The Fund invests primarily in the stocks of foreign companies with market capitalizations of $1 billion to $10 billion. The Fund is a non-diversified fund that ordinarily has investments in 40 to 60 companies in developed markets.

     The Funds are non-diversified under the federal securities laws. However, the Funds comply with the diversification standards established by the tax laws. See "Investment Techniques and Risks Diversification" for more information.

     The Funds are series of Acorn Investment Trust ("Acorn" or the "Trust"). The discussion below supplements the description in the prospectus of the Funds' investment objectives, policies, and restrictions. For information about any of the other Acorn funds, request a copy of that fund's prospectus and SAI, which may be obtained free of charge by writing or telephoning Acorn at its address or telephone number shown on the cover page of this SAI.

                       Investment Objectives and Policies

     The Funds invest with the objective of long-term growth of capital. The Funds are not, alone or together, a balanced investment program, and there can be no assurance that either Fund will achieve its investment objective.

     The Funds use the techniques and invest in the types of securities described below and in the prospectus.

                        Investment Techniques and Risks

Common Stocks

     The Funds invest mostly in common stocks, which represent an equity interest (ownership) in a corporation. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. The Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks. Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

Diversification

      is a means of reducing risk by investing in a broad range of stocks or other securities. Because they are non-diversified, the Funds have the ability to take larger positions in a smaller number of issuers. The appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund, because it is likely to have a greater percentage of its assets invested in that stock. As a result, each Fund's share price can be expected to fluctuate more than that of broadly diversified funds investing in similar securities. Because they are non-diversified, the Funds are not subject to the limitations under the Investment Company Act of 1940 in the percentage of their assets that they may invest in any one issuer. Both Funds however, intend to comply with the diversification standards for regulated investment companies under Subchapter M of the Internal Revenue Code (summarized below under "Investment Restrictions").

Foreign Securities

     The Funds invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Under normal market conditions, Acorn Foreign Forty invests at least 85% of its total assets in foreign securities; Acorn Twenty investments in foreign securities are limited to not more than 15% of its total assets.

     The Funds may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs trade in both U.S. and non-U.S. markets. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Funds may invest in both "sponsored" and "unsponsored" depositary receipts. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Therefore, in the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depositary receipt. Neither Fund expects to invest 5% or more of its total assets in unsponsored depositary receipts.

     The Funds' investment performance is affected by the strength or weakness of the U.S. dollar against the currencies of the foreign markets in which its securities trade or in which they are denominated. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions," below.)

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign subcustodial arrangements. In addition, the costs of investing in foreign securities are higher than the costs of investing in U.S. securities.

     Although the Funds try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure, or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations.

Currency Exchange Transactions

     The Funds may enter into currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. Either Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, WAM may aggregate such positions as to the currency hedged.

     If a Fund enters into a forward contract hedging an anticipated purchase of portfolio securities, assets of the Fund having a value at least as great as the Fund's commitment under such forward contract will be segregated on the books of the Fund and held by State Street Bank and Trust Company, the Funds' custodian ("State Street") while the contract is outstanding.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Synthetic Foreign Money Market Positions. The Funds may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Funds may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency (generally U.S. dollars) and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign money market instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical, because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the policies that, under normal conditions, Acorn Twenty will not invest more than 15% of its total assets in foreign securities and Acorn Foreign Forty will invest at least 85% of its total assets in foreign securities.

Options and Futures

     The Funds may purchase and write both call options and put options on securities and on indexes, enter into interest rate and index futures contracts, and may purchase or sell options on such futures contracts ("futures options") in order to provide additional revenue, or to hedge against changes in security prices or interest rates. The Funds may also use other types of options, futures contracts and futures options currently traded or subsequently developed and traded, provided the board of trustees determines that their use is consistent with the Funds' investment objective.

     Options. An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional consideration (or, if additional consideration is required, assets having a value at least equal to that amount are segregated on the books of the Fund) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of that Fund and is valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. An option purchased or written is "marked-to-market" daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     OTC Derivatives. The Funds may buy and sell over-the-counter ("OTC") derivatives (derivatives not traded on exchanges). Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives generally are established through negotiation with the other party to the contract. While this type of arrangement allows the Funds greater flexibility to tailor an instrument to its needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded. The Funds will limit their investments so that no more than 5% of its total assets will be placed at risk in the use of OTC derivatives. See "Illiquid Securities" below for more information on the risks associated with investing in OTC derivatives.

     Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

     If trading were suspended in an option purchased or written by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

     Futures Contracts and Options on Futures Contracts. The Funds may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index/1/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index; the Value Line Composite Index; the Russell 2000 Index; and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.


     The Funds may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To the extent required by regulatory authorities having jurisdiction over the Funds, the Fund will limit their use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of its securities or the price of the securities that the Fund intends to purchase. A Fund's hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to stock price, interest rate, and currency fluctuations, a Fund may

---------------
/1/A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The success of any hedging technique depends on WAM's ability to correctly predict changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors. Should those predictions be incorrect, the Fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, WAM might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a Fund, it is required to deposit with State Street or its broker a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded; however, the margin requirement may be modified during the term of the contract, and the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had been offset at the close of the previous day. In computing daily NAV, the Funds will mark-to-market their open futures positions.

     The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts they write. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Funds.

     Although some futures contracts require making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.
The transaction costs must also be included in these calculations.

     Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between the Funds' investments being hedged and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issues and the weighting of each issue, may differ from the composition of a Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund's portfolio. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary (liquid) market will develop or continue to exist.

     Limitations on Options and Futures. A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"/2/ would exceed 5% of the Fund's total assets.
___________________________
/2/A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with State Street or its broker readily-marketable securities having a fair market value (including any margin) at least equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with State Street readily-marketable securities having a fair market value (including any margin) at least equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts, or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the "underlying commodity value" of each long position in a commodity contract in which the Funds invest will not at any time exceed the sum of:

     (1) The value of short-term U.S. debt obligations or other U.S. dollar denominated high-quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract;

     (2)  Unrealized appreciation on the contract held by the broker; and

     (3)  Cash proceeds from existing investments due in not more than 30 days.

     "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

     Neither Fund will purchase puts, calls, straddles, spreads, or any combination thereof if by reason of such purchase more than 10% of its total assets would be invested in such securities.

     Taxation of Options and Futures.    If a Fund exercises a call or put
option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option/3/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, the Funds generally are required to recognize for each taxable year their net unrealized gains and losses as of the end of the year on futures, futures options, and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a
___________________________
/3/An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

change in the value of securities held by a fund may affect the holding period of the hedged securities.

     If a Fund were to enter into a short index future, short index futures option, or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) with respect to, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

     In order for each Fund to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     Each Fund intends to distribute to shareholders annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital
losses and any net capital loss carryovers of the Fund.   Shareholders will be
advised of the nature of such capital gain distributions.

     For further information, see the discussion under "Additional Tax Information."

     Swap Agreements. A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A Fund may enter into any form of swap agreement if WAM determines it is consistent with its investment objective and policies, but each Fund will limit its use of swap agreements so that no more than 5% of its total assets will be invested in such agreements.

     A swap agreement tends to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase the Fund's exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund's investments and its NAV.

     The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. WAM expects to be able to eliminate each Fund's exposure under any swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     Each Fund will segregate its assets to cover its current obligations under a swap agreement. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of its accumulated obligations under the swap agreement over the accumulated amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of its accumulated obligations under the agreement.

     Short Sales Against the Box. Each Fund may make short sales of securities if at all times, when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This technique is called selling short "against the box." Although permitted by its investment restrictions, the Funds do not currently intend to sell securities short.

     In a short sale against the box, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with State Street an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Funds will incur transaction costs in connection with short sales.

     In addition to enabling the Funds to hedge against market risk, short sales may afford a Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

     The Taxpayer Relief Act of 1997 imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales.

Debt Securities

     Both Funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds"), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by either Fund or the portion of each Fund's assets that may be invested in debt securities in a particular ratings category. Neither Fund intends to invest more than 20% of its total assets in debt securities nor more than 5% of its total assets in securities rated at or lower than the lowest investment grade.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Medium- and lower-quality debt securities may be less marketable than higher quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Purchasing and Redeeming Shares Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions. A more complete description of the characteristics of bonds in each ratings category is included in the appendix to this SAI.

Illiquid Securities

     Neither Fund may invest in illiquid securities, including restricted securities and OTC derivatives, if as a result, they would comprise more than 15% of the value of its net assets.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at a fair value as determined in good faith by the board of trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, either Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities and OTC derivatives, that Fund will take appropriate steps to protect liquidity.

     Notwithstanding the above, either Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. WAM, under the supervision of the board of trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Fund's restriction of investing no more than 15% of the value of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination WAM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, WAM could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that it does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Repurchase Agreements

     Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Funds will enter into repurchase agreements only with banks and dealers WAM believes present minimum credit risks in accordance with guidelines approved by the board of trustees. WAM will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, WAM's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

     A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. Under normal circumstances, neither Fund intends to invest more than 5% of its total assets in repurchase agreements.

When-Issued and Delayed Delivery Securities; Reverse Repurchase Agreements

     A Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if WAM deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed delivery basis.

     A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by State Street throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by the Fund, may increase NAV fluctuation. The Funds have no present intention of investing in reverse repurchase agreements.

Temporary Strategies

     Both Funds have the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, WAM may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, each Fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when, or for how long a Fund might employ defensive strategies.

     In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Portfolio Turnover

     Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Each Fund's portfolio turnover rate is not expected to exceed 50% under normal market conditions. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses which must be borne by the Funds. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Line of Credit

     Acorn maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the

Funds would be subject to the Funds' restrictions on borrowing under "Investment Restrictions," below.

Investment Restrictions

     In pursuing their investment objectives, neither Fund will:

     1.  Acquire securities of any one issuer, which at the time of investment
     (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     2. With respect to 50% of its total assets, purchase the securities of any issuer (other than cash items and U.S. government securities and securities of other investment companies) if such purchase would cause the Fund's holdings of that issuer to exceed more than 5% of the Fund's total assets;

     3. Invest more than 25% of its total assets in a single issuer (other than U.S. government securities);

     4. Invest more than 25% of its total assets in the securities of companies in a single industry (excluding U.S. government securities);

     5. Make loans, but this restriction shall not prevent the Fund from (a) investing in debt securities, (b) investing in repurchase agreements, or
     (c) lending its portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     6. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures, and options on futures;

     7. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

     8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     9. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

     10. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures, and options on futures;

     11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions for each Fund are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of each fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each fund's outstanding shares.

     In addition, the Funds are subject to a number of restrictions that may be changed by the board of trustees without shareholder approval. Under those non-fundamental restrictions, neither Fund will:

     (a) Invest in companies for the purpose of management or the exercise of control;

     (b) Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940;

     (c) Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

     (d) Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures, and options on futures;

     (e) Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities;

     (f) [Acorn Twenty only] Invest more than 15% of its total assets in the securities of foreign issuers.

     (g) [Acorn Foreign Forty only] Invest more than 15% of its total assets in securities of United States issuers, under normal market conditions.

     Notwithstanding the foregoing investment restrictions, the Funds may purchase securities pursuant to the exercise of subscription rights.

                            Performance Information

     From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

     Average Annual Total Return is computed as follows:

          ERV = P(1+T)/n/

     Where: P = the amount of an assumed initial investment in shares of a fund T = average annual total return n = number of years from initial investment to the end of the period
             ERV = ending redeemable value of shares held at the end of the period


     The Funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into account. Performance figures quoted by the Funds are not necessarily indicative of future results. The Funds' performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing the Funds' performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the Funds' performance may be compared with those of market indexes and other mutual funds. In addition to the performance information described above, the Fund might use comparative performance as computed in a ranking or rating determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 1,000 mutual funds, Morningstar, Inc., or another service.

     The Funds may note their mention or recognition in newsletters, newspapers, magazines, or other media. The Funds may similarly note mention or recognition of WAM, or appearances of principals of WAM, in the media.

                               Investment Adviser

     Wanger Asset Management, L.P. ("WAM"), serves as the investment adviser for the Funds, the other Acorn funds, and institutional accounts. As of the date of this SAI, WAM has approximately $6 billion under management, including the Funds. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. ("WAM Ltd."), whose stockholders are Ralph Wanger, Charles P. McQuaid, Leah J. Zell, Marcel P. Houtzager, Robert A. Mohn, and John
H. Park. Ralph Wanger is the president and Howard L. Kastel is the chief executive officer of WAM Ltd. On matters submitted to the shareholders of WAM Ltd., each shareholder has one vote (or a lesser vote in the case of new shareholders).

With certain exceptions (including for extraordinary transactions, for which Mr. Wanger's consent is required), decisions are made by majority vote. WAM commenced operations in 1992.

     WAM furnishes continuing investment supervision to the Funds under an investment advisory agreement (the "Agreement") and is responsible for overall management of the Funds' business affairs. It furnishes office space, equipment and personnel to the Funds and assumes the expenses of printing and distributing the Funds' prospectus and reports to prospective investors. The Agreement will continue in effect as to each of the Funds through June 30, 1999, and thereafter from year to year so long as its continuance is approved at least annually by
(i) the board of trustees of Acorn Investment Trust or by the holders of a majority of each Fund's outstanding voting securities as defined by the Investment Company Act of 1940 and (ii) a majority of the members of Acorn's board of trustees who are not otherwise affiliated with Acorn or WAM, cast in person at a meeting called for that purpose. Any amendment to the Agreement must be approved in the same manner. The Agreement may be terminated as to either Fund without penalty by the vote of the board of trustees of Acorn or the shareholders of that Fund (by a majority as defined in the 1940 Act) on 60 days' written notice to WAM or by WAM on 60 days' notice to the Fund, and will terminate automatically in the event of its assignment.

     The advisory fees the Funds pay to WAM are calculated daily and paid monthly, at the following annual rates: Acorn Twenty, 0.90% of average net assets; Acorn Foreign Forty, 0.95% of average net assets.

     Acorn has a separate administrative services agreement with WAM under which WAM provides various administrative and clerical services such as the maintenance of books and records, the calculation and publication of each Fund's net asset value, and the calculation of dividends, distributions and performance data for each Fund. WAM also furnishes corporate secretarial services to Acorn and provides Acorn with administrative offices and data processing facilities. Under the administrative services agreement, WAM receives a fee, calculated daily and paid monthly, at the annual rate of 0.05 of 1% of the Funds' average daily net assets.

     The Funds pay the cost of custodial, stock transfer, dividend disbursing, audit and legal services, and membership in trade organizations. They also pay other expenses such as the cost of maintaining the registration of their shares under federal law, complying with state securities laws, proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, and the fees of trustees not affiliated with WAM.

                                  Distributor

     Shares of the Funds are offered for sale by WAM Brokerage Services, L.L.C. ("WAM BD") without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders. WAM BD is wholly-owned by WAM and WAM Ltd. All distribution expenses relating to the Funds are paid by WAM, including the payment or reimbursement of any expenses incurred by WAM BD. The Distribution Agreement will continue in effect through June 30, 1999 and thereafter from year to year provided such continuance is approved annually

(i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party.

     The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and any auditing and filing fees required in compliance with various state securities laws. WAM bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by WAM BD. WAM BD offers the Funds' shares only on a best efforts basis. WAM BD is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

                                   The Trust

     The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust dated April 21, 1992 (the "Declaration of Trust"). The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the board of trustees may authorize. Any such series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the trustees may determine. The shares of the Acorn funds are not currently divided into classes. The board of trustees may authorize the issuance of additional series of the Trust if deemed advisable, each with its own investment objective, policies, and restrictions. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

     Under Massachusetts law, the shareholders of the Trust may, under certain circumstances believed to be remote, be held personally liable for the Trust's obligations. However, the Declaration of Trust disclaims liability of shareholders and the Trust's trustees and officers for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the assets of the Trust of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

     On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the board of trustees determines that the matter affects only the interests of one series, in which case shareholders of the unaffected series are not entitled to vote on such matters. All shares of the Trust are voted together in the election of trustees.

                             Trustees and Officers

     The trustees and officers of the Trust, their dates of birth and their principal business activities during the past five years are:

Irving B. Harris, trustee and chairman
     Two North LaSalle Street, Chicago, Illinois 60602; date of birth 8/4/1910; chairman of the executive committee and director, Pittway Corporation (multi-product manufacturer and publisher); chairman, William Harris Investors, Inc. (investment adviser); chairman, The Harris Foundation (charitable foundation); director, Teva Pharmaceutical Industries, Inc. (pharmaceutical manufacturer).

Ralph Wanger, trustee and president*
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 6/21/1934; trustee and president, Wanger Advisors Trust; principal, Wanger Asset Management, L.P.

James H. Lorie, trustee and vice chairman
     1101 East 58th Street, Chicago, Illinois 60637; date of birth 2/23/1922; retired; Eli B. and Harriet B. Williams Professor of Business Administration Emeritus, University of Chicago Graduate School of Business; director, Thornburg Mortgage Asset Corp. (REIT) and Santa Fe Natural Tobacco.

Leo A. Guthart, trustee
     165 Eileen Way, Syosset, New York 11791; date of birth 9/26/1937; vice chairman, Pittway Corporation (multi-product manufacturer and publisher); chief executive officer, Pittway Corporation's Security Group of Companies which include ADEMCO (manufacturer of alarm equipment), ADI (distributor of security equipment), Fire Burglary Instruments (supplier of security control panels), First Alert Professional (alarm dealers), Alarm Net (cellular radio service) and Cylink Corporation (supplier of encryption equipment)(chairman); director, AptarGroup, Inc. (producer of dispensing valves, pumps and closures); chairman of the board of trustees, Hofstra University; chairman, Tech Transfer Island Corp. (private investment partnership).

Jerome Kahn, Jr., trustee
     Two North LaSalle Street, Suite 400, Chicago, Illinois 60602; date of birth 4/13/1934; vice president, William Harris Investors, Inc. (investment adviser); director, Pittway Corporation (multi-product manufacturer and publisher).

David C. Kleinman, trustee
     1101 East 58th Street, Chicago, Illinois 60637; date of birth 10/12/1935; senior lecturer in business administration, University of Chicago Graduate School of Business; business consultant; director, Irex Corporation (insulation contractor).

Charles P. McQuaid, trustee and senior vice president*
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 8/27/1953; trustee and senior vice president, Wanger Advisors Trust; principal and director of research, Wanger Asset Management, L.P.

Roger S. Meier, trustee
     1211 S. W. Fifth Avenue, Portland, Oregon 97204; date of birth 1/18/1926; president, AMCO, Inc. (investment and real estate management); director, Fred Meyer, Inc. (retail chain); director and advisory board member, Key Bank of Oregon (banking); chairman of Investment Council and member of Committee of Legacy Systems (hospital); executive director and chairman of investment committee, Portland Art Museum.

Adolph Meyer, Jr., trustee
     1511 West Webster Avenue, Chicago, Illinois 60614; date of birth 11/26/1923; president, Gulco Corp. (leather manufacturer).

Marcel P. Houtzager, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 10/26/1960; vice president, Wanger Advisors Trust; principal, analyst, and portfolio manager, Wanger Asset Management, L.P.

Kenneth A. Kalina, assistant treasurer
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60603; date of birth 8/4/1959; assistant treasurer, Wanger Advisors Trust; Fund controller, Wanger Asset Management, L.P., since September 1995; prior thereto, treasurer of the Stein Roe Mutual Funds.

Merrillyn J. Kosier, senior vice president and secretary
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 12/10/1959; vice president and secretary, Wanger Advisors Trust; director of marketing and shareholder services, Wanger Asset Management, L.P., since September 1993; prior thereto, vice president of marketing, Kemper Financial Services, Inc.

Bruce H. Lauer, vice president and treasurer
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 7/22/1957; vice president and treasurer, Wanger Advisors Trust; chief administrative officer, Wanger Asset Management, L.P. since April 1995; prior thereto, first vice president, investment accounting, Kemper Financial Services, Inc.

Robert A. Mohn, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 9/13/1961; vice president, Wanger Advisors Trust; principal, analyst and portfolio manager, Wanger Asset Management, L.P.

John H. Park, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 5/30/1967; vice president, Wanger Advisors Trust; principal (since 1998), analyst and portfolio manager, Wanger Asset Management, L.P. (since July
     1993).

Mark H. Yost, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 6/28/1963; analyst and portfolio manager, Wanger Asset Management, L.P., since October 1995; co-portfolio manager of Wanger U.S. Smaller Companies Fund since June 1997; portfolio manager of WAM Yost Partnership, L.P.; prior thereto, investment analyst, First Chicago Corporation.

Leah J. Zell, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 5/23/1949; vice president, Wanger Advisors Trust; principal, analyst and portfolio manager, Wanger Asset Management, L.P.

     *Messrs. McQuaid and Wanger are trustees who are interested persons of Acorn as defined in the Investment Company Act of 1940, and of WAM. Messrs. Harris, Lorie, and Wanger are members, and Mr. McQuaid is an alternate member, of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. As of May 1, 1998, the trustees and officers of Acorn as a group owned beneficially less than 1% of the outstanding shares of the funds.

     The following table sets forth the total compensation paid by the Trust during the fiscal year ended December 31, 1997 to each of the trustees of the
Trust:

                     Aggregate       Aggregate     Aggregate         Total
                    Compensation   Compensation   Compensation    Compensation
Name of Trustee      from Acorn     from Acorn     from Acorn        from
                       Fund        International      USA        Fund Complex(3)
--------------------------------------------------------------------------------
Irving B. Harris      $53,900        $33,340         $1,760         $89,000

Leo A. Guthart         21,665         13,605            730          36,000

Jerome Kahn, Jr.       24,085         14,625            790          39,500

David C. Kleinman      24,085         14,625            790          39,500

James H. Lorie         18,775         11,100            625          30,500

Charles P. McQuaid          0              0              0               0

Roger S. Meier         21,665         13,105            730          35,500

Adolph Meyer, Jr.      19,600         11,740            660          32,000

Ralph Wanger                0              0              0               0
---------------------------------------------------------------------------

     The officers and trustees affiliated with WAM serve without any compensation from the Trust. Acorn has adopted a deferred compensation plan (the "Plan") which permits the trustees who are not "interested persons" of Acorn or WAM ("participating trustees") to defer receipt of all or a portion of their compensation from the Trust. Under the Plan, participating trustees may defer receipt of all or a portion of their compensation in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating trustee is credited to a book reserve account as of the business day such compensation would have been paid to such trustee. The deferred compensation accrues income from the date of credit in an amount equal to the amount that would have been earned had such deferred compensation (and all income earned thereon) been invested and reinvested in shares of one or more of the Funds. If a participating trustee retires, such trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to that trustee's beneficiaries. Each Fund's obligation to make payments under the Plan is a general obligation of that fund. No other Fund will be liable for any other Fund's obligations to make payments under the Plan.

                        Purchasing and Redeeming Shares

     Purchases and redemptions are discussed in the Funds' prospectus under the headings "Your Account How to Buy Shares" and "Your Account How to Sell Shares." All of that information is incorporated herein by reference.

     Acorn may authorize from time to time certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on behalf of the Funds. Some of those authorized agents may charge transaction fees for their services. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's net asset value ("NAV") per share (see "Net Asset Value," below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

     In some instances, an authorized agent will not charge any transaction fees directly to investors in the Funds. However, for accounting and shareholder servicing services provided by such agent with respect to Fund share accounts held on behalf of its customers, the agent may charge a fee (usually a percentage of the average net assets held in such accounts) for accounting, shareholder servicing, and distribution services the institution pays with respect to the underlying Fund shares. WAM pays any such fees.

Net Asset Value

     Share purchase and redemption orders will be priced at each Fund's NAV next computed after such orders are received by: (i) Acorn's transfer agent; (ii) a broker-dealer or other financial services company authorized by Acorn to accept purchase and redemption orders on the Funds' behalf; or (iii) such authorized broker-dealer's designee. Each Fund's NAV is determined only on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

     Computation of NAV (and the sale and redemption of Fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.

     For purposes of computing the NAV of a Fund share, a security traded on a securities exchange, or in an over-the-counter market in which transaction prices are reported, is valued at the last sale price at the time of valuation. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations or, if there is no ask quotation, at the most recent bid quotation. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the board of trustees. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the board of trustees.

     Trading in the foreign securities of the Funds may take place in various foreign markets at certain times and on certain days (such as Saturday) when the NYSE is not open for business and the Funds do not calculate their NAVs. Conversely, trading in a Fund's foreign securities may not occur at times and on days when the NYSE is open. Because of the different trading hours in the various foreign markets, the calculation of NAV does not take place contemporaneously with the determinations of the prices of many of the Funds' foreign securities. Those timing differences may have a significant effect on a Fund's NAV.

     Acorn has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of a fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is made in kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

     Due to the relatively high cost of maintaining smaller accounts, Acorn reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the account value falls below $1,000 because of share redemptions. An investor will be notified that the value of his account is less than that minimum and allowed at least 30 days to bring the value of the account up to at least $1,000 before the redemption is processed. The Declaration of Trust also authorizes Acorn to redeem shares under certain other circumstances as may be specified by the board of trustees.

     WAM acts as a shareholder servicing agent for the Reich & Tang Money Funds (the "Money Funds") in connection with an exchange plan between the Acorn funds and the Money Funds (the "Switch Plan"). For its services it receives a fee at the rate of 0.35% of the average annual net assets of each account in a Money Fund established through the Switch Plan, pursuant to a 12b-1 plan adopted by the Money Funds.

                           Additional Tax Information

     Each Fund intends to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") so as to avoid payment of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

     At the time of your purchase, a Fund's NAV may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, will be taxable either as a dividend or capital gain distribution, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in October, November or December of the prior calendar year is deemed paid in the prior calendar year.

     You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gains. The Internal Revenue Service Restructuring and Reform Act of 1998 eliminated the requirement that capital assets be held for more than 18 months in order to be taxed at the lowest rate in effect under current law, and instead permits capital assets to be so taxed if held for more than one year. This change applies generally to sales transactions which occur during taxable years ending after December 31, 1997. Distributions of long-term capital gains declared prior to that date will be taxed at the rate of 28%, which was in effect prior to the enactment of the new legislation. You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gains are taxable to you as long-term capital gains (currently taxed at a maximum rate of 20%) regardless of the length of time you have held your shares. Long-term gains are those derived from securities held by the Fund for more than one year.

     You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts. If you realize a loss on the sale of fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

     Under certain circumstances, a Fund may be required to withhold 31% federal income tax ("backup withholding") from dividend, capital gain and redemption payments to you. Backup withholding may be required if: (a) you fail to furnish your social security or other tax identification number; (b) you fail to certify that your social security or tax identification number is correct and that you are not subject to backup withholding due to the underreporting of certain income; or (c) the IRS informs the Fund that your tax identification number is incorrect.

     These certifications are contained in the application that you complete when you open your Fund account. Each Fund must promptly pay the IRS all amounts withheld. Therefore, it is usually not possible for a Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

     Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the income dividend paid by the Funds will be increased; if the result is a loss, the income dividend paid by the Funds will be decreased.

     A portion of the dividends paid by the Funds is expected to be eligible for the dividends-received deduction. Capital gain distributions paid from the Fund are never eligible for this deduction.

     Income received by the Funds from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of a Fund's total assets at the close of its taxable year comprises securities issued by foreign corporations, the Fund may file an election with the IRS to "pass through" to its shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and
(iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. The Funds do not expect to be able to "pass through" foreign tax credits.

                             Portfolio Transactions

     Portfolio transactions of the funds are placed with those securities brokers and dealers that WAM believes will provide the best value in transaction and research services for each Fund, either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

     In valuing brokerage services, WAM makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, WAM makes a judgment of the usefulness of research and other information provided to WAM by a broker in managing each fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial, and political conditions and prospects, useful to WAM in advising that fund.

     The reasonableness of brokerage commissions paid by the Fund in relation to transaction and research services received is evaluated by WAM's staff on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the board of trustees.

     WAM is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of investment decisions by the Funds. However, the board of trustees recognizes that it is important for WAM, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce WAM's expenses in providing management services to the Funds is not determinable. In addition, the board of trustees understands that other clients of WAM might benefit from the information obtained for the Funds, in the same manner that the Funds might benefit from information obtained by WAM in performing services to others.

     Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     The Funds and WAM each have adopted a code of ethics that, among other things, regulates the personal transactions in securities of certain officers, directors, partners, and employees of the Funds and WAM. Although investment decisions for the Funds are made independently from those for other investment advisory clients of WAM, it may develop that the same investment decision is made for the Funds and one or more other advisory clients. If the Funds and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

                                   Custodian

     State Street Bank and Trust Company, P.O. Box 8502, Boston Massachusetts 02266-8502, is the custodian for the Acorn funds. It is responsible for holding all securities and cash of the Acorn funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the funds, and performing other administrative duties, all as directed by authorized persons of the funds. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Acorn funds. The Acorn funds have authorized State Street to deposit certain portfolio securities of the funds in central depository systems as permitted under federal law. The Acorn funds may invest in obligations of the custodian and may purchase or sell securities from or to State Street.

                              Independent Auditors

     Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and the Acorn funds' tax returns, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the Acorn funds.

                     Appendix - Description of Bond Ratings

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, WAM believes that the quality of debt securities in which the funds invest should be continuously reviewed. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Moody's Ratings

     Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa--Bonds rated Aa are judged to be high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

     A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings

     AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

     BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.